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                                                                    EXHIBIT 99.1

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas L. Dempsey, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for Saddlebrook Resorts, Inc. for the period ended September 30, 2002 fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and that information contained therein fairly presents, in all material respects, the financial condition and results of operations of Saddlebrook Resorts, Inc.



Date: November 13, 2002                /s/ Thomas L. Dempsey
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                                       Thomas L. Dempsey
                                       Chairman of the Board and
                                       Chief Executive Officer